SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report: June 13, 2004

uWink, Inc.
(Exact name of registrant as specified in its charter)

Utah	000-29217	87-0412110

(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification)

5443 Beethoven Street Los Angeles, California	90066

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 827-6900

Not Applicable
(Former name or former address, if changed since last report.)

Item 1. Changes in Control of Registrant

     None.

Item 2. Acquisition or Disposition of Assets

     None.

Item 3. Bankruptcy or Receivership

     None.

Item 4. Changes in Accountants

     None.

Item 5. Other Events and Regulation FD Disclosure

The registrant today announced that it appointed Lawrence C. Early as Chief Financial Officer. Mr. Early joins the registrant from Accesspoint Corporation (OTCBB: ASAP), an ecommerce software developer, where he was Controller from 2002-2003. From 1993 to 1999, as an Audit Partner of Lichter and Associates, CPAs, Mr. Early had primary responsibility for managing client engagements in the technology, Internet, entertainment, and garment industries. From 1989 to 1993, Mr. Early was a staff auditor at KPMG Peat Marwick, LLP. Mr. Early holds an MBA –International Finance from Thunderbird, the American Graduate School of International Management and a BA–Finance from California State University, Fresno. Mr. Early is a member of the Institute of Management Accountants.

Item 6. Resignation of Directors

     None.

Item 7. Financial Statements Pro Forma Financial & Exhibits

     None.

Item 8. Changes In Fiscal Year

     None.

Item 9. Regulation FD Disclosures

     See Items 1, 5 and 6, above.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 13, 2004	uWink, Inc.

	By:	/s/ Nolan Bushnell

Nolan Bushnell
Chief Executive Officer